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                                                                   Exhibit 99c.
Summary of Sector Results
J.P. Morgan & Co. Incorporated

In connection with the signed letter of intent between J.P. Morgan and the Board of Directors of the Euroclear group, Morgan will end its role as operator and banker for the Euroclear system upon the formation of a successor bank to be owned by Euroclear. Accordingly, segment results have been restated to reflect Euroclear-related revenues and expenses in Corporate Items. Previously, results related to our Asset Management and Euroclear activities were included in the Asset Management & Servicing sector. All amounts in the table below have been restated to reflect our current reporting structure and policies. For a description of our segments, please refer to the J.P. Morgan & Co. 1998 Annual Report.

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                                             Interest Rate
                     Investment                       and       Credit         Credit      Global
In millions             Banking     Equities   FX Markets      Markets      Portfolio     Finance
--------------------------------------------------------------------------------------------------


Second Quarter 1999
Total revenues          $   320     $   427     $   555        $   361      $   152 (a)   $ 1,815
Total expenses              228         236         321            210           41         1,036
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Pretax income                92         191         234            151          111           779
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First Quarter  1999
Total revenues              258         288         662            696          154         2,058
Total expenses              210         230         359            259           45         1,103
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Pretax income                48          58         303            437          109           955
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Second Quarter 1998
Total revenues              247         244         622            238          167         1,518
Total expenses              175         225         339            204           38           981
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Pretax income                72          19         283             34          129           537
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First Quarter  1998
Total revenues              251         135         613            364          122         1,485
Total expenses              185         191         352            256           29         1,013
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Pretax income                66         (56)        261            108           93           472
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Full Year 1998
Total revenues            1,001         700       2,055            592          367 (d)     4,715
Total expenses              710         777       1,283            730          145         3,645
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Pretax income               291         (77)        772           (138)         222         1,070
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Full Year 1997
Total revenues              768         465       1,752            841          558         4,384
Total expenses              686         692       1,259            735          123         3,495
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Pretax income                82        (227)        493            106          435           889
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Full Year 1996
Total revenues              614         419       1,495          1,012          656         4,196
Total expenses              604         513       1,134            638           80         2,969
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Pretax income                10         (94)        361            374          576         1,227
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



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                           Asset               Proprietary
                      Management      Equity     Investing   Proprietary   Corporate
In millions             Services  Investments  and Trading   Investments   Items (g)  Consolidated
--------------------------------------------------------------------------------------------------


Second Quarter 1999
Total revenues           $  343     $    13     $    44        $    57        ($ 24)    $   2,191
Total expenses              276          13          42             55           50         1,417
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Pretax income                67           0           2              2          (74)          774
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First Quarter  1999
Total revenues              309         (22)        119             97           27         2,491
Total expenses              264          14          33             47          153         1,567
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Pretax income                45         (36)         86             50         (126)          924
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Second Quarter 1998
Total revenues              309         102         103            205          121 (b)     2,153
Total expenses              288          15          39             54           93         1,416
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Pretax income                21          87          64            151           28           737
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First Quarter  1998
Total revenues              292          26         264            290          (70)        1,997
Total expenses              273           9          40             49          297 (c)     1,632
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Pretax income                19          17         224            241         (367)          365
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Full Year 1998
Total revenues            1,186         335         706          1,041           13 (e)     6,955
Total expenses            1,099          49         156            205          589 (f)     5,538
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Pretax income                87         286         550            836         (576)        1,417
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Full Year 1997
Total revenues            1,110         399         895          1,294          432         7,220
Total expenses            1,042          47         154            201          328         5,066
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Pretax income                68         352         741          1,093          104         2,154
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Full Year 1996
Total revenues              969         270         934          1,204          486         6,855
Total expenses              821          38         137            175          558         4,523
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Pretax income               148         232         797          1,029          (72)        2,332
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

(a) Second quarter 1999 includes a net reversal of provision for credit losses of ($70) million.
(b) Second quarter 1998 includes a pretax gain of $131 million related to the sale of the firm's global trust and agency services business.
(c) First quarter 1998 includes a pretax charge of $215 million related to the restructuring of business activities.
(d) 1998 includes a net provision for credit losses of $100 million.
(e) Second quarter 1998 includes a pretax gain of $131 million related to the sale of the firm's global trust and agency services business, and a third quarter 1998 pretax gain of $56 million related to the sale of the firm's investment management business in Australia.
(f) 1998 includes pretax charges of $358 million related to the restructuring of business activities and other cost reduction programs.
(g) Corporate Items includes revenues and expenses related to Euroclear activities, as follows:



                Second Qtr.      First Qtr.     Second Qtr.    First Qtr.       Full Year      Full Year       Full Year
                    1999             1999            1998           1998           1998            1997            1996
Total revenues      $67             $62             $84             $70            $305            $274            $218
Total expenses        3               8              14              15              52              56              60
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Pretax income        64              54              70              55             253             218             158
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